                          INCORPORATED UNDER THE LAWS
                             OF THE STATE OF TEXAS

                   [LOGO OF NEI WEBWORLD, INC. APPEARS HERE

   NUMBER                                                           SHARES
____________                                                   _________________
| C-       |                                                   |               |
____________                                                   _________________
                                                               CUSIP 629077 10 8

                                                              SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT







is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

                              NEI WEBWORLD, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
      IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be printed hereon.

Dated:


   /s/ RICHARD J. WIENCEK     [SEAL OF NEI/WEBWORLD      /s/ BRUCE E. FREDRIKS
-----------------------------      APPEARS HERE]      --------------------------
PRESIDENT AND CHIEF EXECUTIVE                                   SECRETARY
           OFFICER


COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

BY
                                                            AUTHORIZED SIGNATURE

                              NEI WEBWORLD, INC.

      THE ARTICLES OF INCORPORATION, AS AMENDED, ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS SET FORTH A FULL STATEMENT OF (A) ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED, (B) THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF PREFERRED STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE IN SERIES AND, IF AND TO THE EXTENT THAT THEY HAVE BEEN FIXED AND DETERMINED, THE RELATIVE RIGHTS AND PREFERENCES OF ANY SUCH SERIES, AND (C) THE DENIAL TO SHAREHOLDERS OF PREEMPTIVE RIGHTS TO ACQUIRE UNISSUED OR TREASURY SHARES OR OTHER SECURITIES OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM--as tenants in common
      TEN ENT--as tenants by the entireties
      JT TEN --as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT--           Under Uniform Gifts to Minors
______Custodian_______        Act__________________________
(Cust)         (Minor)                  (State)


Additional abbreviations may also be used though not in the above list.


      For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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--------------------------------------------------------------------------Shares
represented by the within Certificate, and does hereby irrevocable constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     -------------------------------------

         NOTICE:                        X
THE SIGNATURE(S) TO THIS                 ---------------------------------------
ASSIGNMENT MUST CORRESPOND                            (SIGNATURE)
WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT                      X
ALTERATION OR ENLARGEMENT                ---------------------------------------
OR ANY CHANGE WHATEVER.                               (SIGNATURE)



                                       ________________________________________
                                       | THE SIGNATURE(S) SHOULD BE GUARANTEED |
                                       | BY AN "ELIGIBLE GUARANTOR INSTITUTION"|
                                       | AS DEFINED IN RULE 17Ad-15 UNDER THE  |
                                       | SECURITIES AND EXCHANGE ACT OF 1934,  |
                                       | AS AMENDED.                           |
                                        ________________________________________
                                        | SIGNATURE(S) GUARANTEED BY:          |
                                        |                                      |
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                                        ________________________________________